*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

KEYSIGHT AGREEMENT AMENDMENT
ANT76

EXHIBIT 10.30

Amendment #10 to Authorized Technology Partner
Program Agreement No. ANT76

by and between Electro Rent Corporation ("Electro Rent")
and Keysight Technologies, Inc. ("Keysight")

This Amendment to the above referenced Program Agreement No. ANT76 (“Agreement”) is executed by and between Keysight Technologies, Inc. (“Keysight”) and Electro Rent Corporation (“ER”) effective the 2nd day of June, 2014 (the “Effective Date”).
Whereas: Keysight decided not to extend the Agreement which shall expire on May 31, 2015.
Whereas: ER has provided Keysight with [***] and [***] that will [***].
Whereas: ER is providing[***] whereby Keysight may [***] and in return [***] as set forth below.
The parties hereby agree to the following:

1.
    ER shall transfer to Keysight [***] and hereby authorizes Keysight to [***]. Notwithstanding the Agreement Regarding Confidentiality Information signed by ER on April 23, 2015 and by Keysight on April 25, 2015, Keysight is permitted to [***], without restriction, and for any purpose including but not limited [***].

2.
In exchange for[***], Keysight will use reasonable commercial efforts to [***] of the net sale amount for [***]. Keysight will only compensate ER for Products and Services available under the Agreement. Keysight’s obligation to pay ER for orders received [***], shall not exceed [***]. Keysight shall issue a check for the amount owed ER on before August 1, 2015. If Keysight compensates ER for a sale that ultimately proves uncollectible, ER agrees to refund such amount to Keysight within thirty (30) days upon receipt of such a request from Keysight.

3.	If requested by Keysight, ER will provide reasonable assistance [***].

4.
Unless otherwise agreed to by the parties in writing and except as stated in paragraph 5 below, the parties hereby agree that ER [***] and that any order for new Keysight product a sales opportunity/lead identified [***] will be placed by customer directly with Keysight unless otherwise agreed by the parties.

5.	For all the request for [***], Keysight hereby authorizes ER to [***] pursuant to ER’s bid submission. Such authorization to accept customer purchase orders shall expire [***].

ALL OTHER TERMS AND CONDITIONS OF THE REFERENCED AGREEMENT REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

E08	Page 1/2
Revision Date 01-August-2014	Revision Number 1
Printing Date 22 June 2015

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

KEYSIGHT AGREEMENT AMENDMENT
ANT76

EFFECTIVE DATE: June 2, 2015

AGREED TO:		AGREED TO:
Customer:	Electro Rent Corporation	Keysight:	Keysight Technologies, Inc.
	/s/ Steve Markheim		/s/ David Propp
	Authorized Representative Signature		Authorized Representative Signature
Name:	Steve Markheim	Name:	David Propp
Title:	President	Title:	Americas Contract Manager
Address:	6060 Sepulveda Bl	Address:	9780 South Meridian Blvd.
	Van Nuys, CA 91411		Englewood, CO 80112

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

E08	Page 2/2
Revision Date 01-August-2014	Revision Number 1
Printing Date 22 June 2015